INVESTOR FINANCIAL SUPPLEMENT
September 30, 2015

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 21, 2015
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs	8

PROPERTY & CASUALTY	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios	10
	Commercial Lines Underwriting Results	11
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Underwriting Results	14
	Personal Lines Underwriting Ratios	15
	Personal Lines Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Asset Class	21

TALCOTT RESOLUTION	Financial Highlights	22
	Individual Annuity - Supplemental Data	23
	Individual Annuity - Account Value Rollforward	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Net Investment Income by Segment	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	32

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
HIGHLIGHTS
Net income (loss)	$381	$413	$467	$382	$388	$(467)	$495	$1,261	$416
Core earnings	$364	$389	$452	$426	$477	$144	$501	$1,205	$1,122
Total revenues	$4,562	$4,685	$4,617	$4,617	$4,769	$4,616	$4,612	$13,864	$13,997
Total assets	$231,453	$241,020	$246,960	$245,013	$247,100	$254,713	$272,923
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.92	$0.99	$1.11	$0.89	$0.89	$(1.04)	$1.10	$3.01	$0.93
Core earnings available to common shareholders	$0.88	$0.93	$1.07	$0.99	$1.09	$0.32	$1.11	$2.88	$2.52
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$0.90	$0.96	$1.08	$0.86	$0.86	$(1.00)	$1.03	$2.94	$0.89
Core earnings available to common shareholders	$0.86	$0.91	$1.04	$0.96	$1.06	$0.31	$1.05	$2.81	$2.41
Weighted average common shares outstanding (basic)	413.8	418.7	422.6	429.6	437.2	450.6	449.8	418.4	445.9
Dilutive effect of stock compensation	5.1	4.4	5.5	6.8	5.9	6.3	6.2	5.0	6.1
Dilutive effect of warrants	4.1	5.0	5.6	6.2	7.7	11.0	22.6	4.9	13.9
Weighted average common shares outstanding and dilutive potential common shares (diluted)	423.0	428.1	433.7	442.6	450.8	467.9	478.6	428.3	465.9
Common shares outstanding	411.3	416.3	421.4	424.4	433.6	450.8	452.5
Book value per common share	$44.26	$43.78	$45.27	$44.11	$43.44	$43.10	$43.70
Per common share impact of accumulated other comprehensive income [2]	$0.34	$0.45	$2.73	$2.19	$2.49	$2.58	$1.46
Book value per common share (excluding AOCI)	$43.92	$43.33	$42.54	$41.92	$40.95	$40.52	$42.24
Book value per diluted share	$43.32	$42.86	$44.13	$42.84	$42.23	$41.70	$41.56
Per diluted share impact of AOCI	$0.33	$0.45	$2.66	$2.13	$2.41	$2.49	$1.39
Book value per diluted share (excluding AOCI)	$42.99	$42.41	$41.47	$40.71	$39.82	$39.21	$40.17
Common shares outstanding and dilutive potential common shares	420.2	425.3	432.3	437.0	446.0	465.9	475.8
RETURN ON EQUITY
ROE (net income last 12 months to stockholders' equity including AOCI)	8.9%	8.8%	4.0%	4.2%	3.9%	3.3%	4.5%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	9.1%	9.6%	8.1%	8.4%	8.2%	7.8%	8.0%

[1]
Weighted average common shares outstanding and dilutive potential common shares are used in the calculation of diluted earnings (losses) per common share in periods of losses when the impact is dilutive to income from continuing operations, net of tax, available to common shareholders.

[2]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Core earnings (losses):
Commercial Lines	$216	$264	$234	$251	$268	$213	$264	$714	$745
Personal Lines	17	42	75	65	71	(27)	101	134	145
P&C Other Operations	18	(113)	20	—	14	(146)	21	(75)	(111)
Property & Casualty ("P&C")	$251	$193	$329	$316	$353	$40	$386	$773	$779
Group Benefits	47	56	52	45	38	52	45	155	135
Mutual Funds	22	22	22	27	22	21	21	66	64
Sub-total	320	271	403	388	413	113	452	994	978
Talcott Resolution	107	171	111	98	122	101	112	389	335
Corporate	(63)	(53)	(62)	(60)	(58)	(70)	(63)	(178)	(191)
CONSOLIDATED CORE EARNINGS	$364	$389	$452	$426	$477	$144	$501	$1,205	$1,122
Add: Unlock benefit (charge), after-tax	$(33)	$31	$19	$13	$(102)	$15	$12	$17	$(75)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(30)	4	2	(9)	27	(4)	(34)	(24)	(11)
Add: Restructuring and other costs, after-tax	(2)	(2)	(6)	(17)	(14)	(5)	(13)	(10)	(32)
Add: Pension settlement, after-tax [1]	—	—	—	(83)	—	—	—	—	—
Add: Loss on extinguishment of debt, after-tax [2]	—	(14)	—	—	—	—	—	(14)	—
Add: Net reinsurance gain on dispositions, after-tax [3]	13	5	—	15	—	—	—	18	—
Add: Income tax benefit from reduction in valuation allowance [1]	60	—	—	—	—	—	—	60	—
Add: Income (loss) from discontinued operations, after-tax [3]	9	—	—	37	—	(617)	29	9	(588)
Net income (loss)	$381	$413	$467	$382	$388	$(467)	$495	$1,261	$416

[1]	For further information, see Corporate Income Statements footnotes [2] and [4], page 25.

[2]	For further information, see Capital Structure footnote [1], page 5.

[3]	For further information, see Talcott Resolution Financial Highlights footnotes [3] and [4], page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Earned premiums	$3,404	$3,391	$3,322	$3,378	$3,337	$3,319	$3,302	$10,117	$9,958
Fee income	448	469	459	474	524	502	496	1,376	1,522
Net investment income	730	796	809	752	810	768	824	2,335	2,402
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(42)	(13)	(12)	(18)	(15)	(8)	(23)	(67)	(46)
OTTI losses recognized in other comprehensive income	2	2	—	2	1	1	1	4	3
Net OTTI losses recognized in earnings	(40)	(11)	(12)	(16)	(14)	(7)	(22)	(63)	(43)
Other net realized capital gains (losses)	(4)	20	17	2	83	3	(13)	33	73
Total net realized capital gains (losses)	(44)	9	5	(14)	69	(4)	(35)	(30)	30
Other revenues	24	20	22	27	29	31	25	66	85
Total revenues	4,562	4,685	4,617	4,617	4,769	4,616	4,612	13,864	13,997
Benefits, losses and loss adjustment expenses	2,710	2,812	2,563	2,582	2,624	3,023	2,576	8,085	8,223
Amortization of DAC	434	391	387	381	580	372	396	1,212	1,348
Insurance operating costs and other expenses [1] [2]	971	910	948	1,139	976	977	936	2,829	2,889
Loss on extinguishment of debt	—	21	—	—	—	—	—	21	—
Reinsurance gain on disposition [3]	(20)	(8)	—	(23)	—	—	—	(28)	—
Interest expense	88	89	94	94	93	94	95	271	282
Total benefits, losses and expenses	4,183	4,215	3,992	4,173	4,273	4,466	4,003	12,390	12,742
Income from continuing operations before income taxes	379	470	625	444	496	150	609	1,474	1,255
Income tax expense [4] [5]	7	57	158	99	108	—	143	222	251
Income from continuing operations, after-tax	372	413	467	345	388	150	466	1,252	1,004
Income (loss) from discontinued operations, after-tax [6]	9	—	—	37	—	(617)	29	9	(588)
Net income (loss)	$381	$413	$467	$382	$388	$(467)	$495	$1,261	$416

[1]
The three months ended December 31, 2014 includes a pension settlement charge of $128, before tax, for voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[2]	The three months ended June 30, 2015 includes a benefit of $20, before tax, from the resolution of litigation.

[3]	Amounts pertain to the Individual Life business sold in 2013.

[4]	The three months ended September 30, 2015 and June 30, 2015, respectively, includes a tax provision of $12 and a tax benefit of $48 due to uncertain tax positions.

[5]
The three months ended September 30, 2015 includes a tax benefit of $60 from the partial reduction of the deferred tax valuation allowance. For further information, see Corporate Income Statements footnote [4], page 25.

[6]	For further information related to the discontinued operations of the Japan annuity business, see Talcott Resolution Financial Highlights, page 22.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Sept 30 2015	Dec 31 2014	Sept 30 2015	Dec 31 2014	Sept 30 2015	Dec 31 2014	Sept 30 2015	Dec 31 2014	Sept 30 2015	Dec 31 2014	Sept 30 2015	Dec 31 2014
Investments
Fixed maturities, available-for-sale, at fair value	$25,261	$25,484	$7,466	$7,323	$40	$13	$25,113	$25,468	$1,229	$1,096	$59,109	$59,384
Fixed maturities, at fair value using the fair value option	227	126	130	83	—	—	191	279	—	—	548	488
Equity securities, available-for-sale, at fair value	481	240	35	159	—	—	167	513	130	135	813	1,047
Mortgage loans	1,872	1,693	765	753	—	—	2,915	3,110	—	—	5,552	5,556
Policy loans, at outstanding balance	—	—	1	1	—	—	1,427	1,430	—	—	1,428	1,431
Limited partnerships and other alternative investments	1,614	1,506	208	183	—	—	1,245	1,253	—	—	3,067	2,942
Other investments	89	73	7	18	—	—	352	445	7	11	455	547
Short-term investments	1,075	1,038	195	372	158	229	1,084	2,252	921	992	3,433	4,883
Total investments	$30,619	$30,160	$8,807	$8,892	$198	$242	$32,494	$34,750	$2,287	$2,234	$74,405	$76,278
Cash	178	119	33	17	1	2	450	261	3	—	665	399
Premiums receivable and agents’ balances	3,343	3,175	236	227	—	—	22	27	—	—	3,601	3,429
Reinsurance recoverables	2,616	2,730	599	600	—	—	19,872	19,590	—	—	23,087	22,920
DAC	601	576	36	36	11	11	1,062	1,200	—	—	1,710	1,823
Deferred income taxes	344	355	(149)	(168)	4	2	1,246	938	1,617	1,770	3,062	2,897
Goodwill	119	119	—	—	149	149	—	—	230	230	498	498
Property and equipment, net	781	670	64	71	1	1	77	80	9	9	932	831
Other assets	847	858	193	11	76	36	636	253	107	78	1,859	1,236
Separate account assets [1]	—	—	—	—	—	—	121,634	134,702	—	—	121,634	134,702
Total assets	$39,448	$38,762	$9,819	$9,686	$440	$443	$177,493	$191,801	$4,253	$4,321	$231,453	$245,013
Future policy benefits, unpaid losses and loss adjustment expenses	21,952	21,806	6,419	6,540	—	—	13,314	13,098	—	$—	$41,685	$41,444
Other policyholder funds and benefits payable	—	—	498	518	—	—	31,425	32,014	—	—	31,923	32,532
Unearned premiums	5,356	5,099	43	45	—	—	109	111	—	—	5,508	5,255
Debt	—	—	—	—	—	—	143	143	5,383	5,966	5,526	6,109
Other liabilities	1,419	1,088	395	(3)	144	159	2,004	1,930	3,011	3,077	6,973	6,251
Separate account liabilities	—	—	—	—	—	—	121,634	134,702	—	—	121,634	134,702
Total liabilities	$28,727	$27,993	$7,355	$7,100	$144	$159	$168,629	$181,998	$8,394	$9,043	$213,249	$226,293
Common equity, excluding AOCI	10,054	9,822	2,206	2,228	296	284	8,104	8,607	(2,596)	(3,149)	18,064	17,792
AOCI, after-tax	667	947	258	358	—	—	760	1,196	(1,545)	(1,573)	140	928
Total stockholders’ equity	10,721	10,769	2,464	2,586	296	284	8,864	9,803	(4,141)	(4,722)	18,204	18,720
Total liabilities and equity	$39,448	$38,762	$9,819	$9,686	$440	$443	$177,493	$191,801	$4,253	$4,321	$231,453	$245,013

[1]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
DEBT
Short-term debt	$167	$167	$167	$456	$289	$289	$532
Senior notes [1]	4,259	4,258	4,553	4,553	4,719	4,719	4,718
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Total debt	$5,526	$5,525	$5,820	$6,109	$6,108	$6,108	6,350
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$18,064	$18,039	$17,927	$17,792	$17,758	$18,266	19,115
AOCI	140	188	1,150	928	1,077	1,162	659
Total stockholders’ equity	$18,204	$18,227	$19,077	$18,720	$18,835	$19,428	$19,774
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$23,730	$23,752	$24,897	$24,829	$24,943	$25,536	$26,124
Total capitalization, excluding AOCI, after-tax	$23,590	$23,564	$23,747	$23,901	$23,866	$24,374	$25,465
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.3%	23.3%	23.4%	24.6%	24.5%	23.9%	24.3%
Total debt to capitalization, excluding AOCI	23.4%	23.4%	24.5%	25.6%	25.6%	25.1%	24.9%
Total rating agency adjusted debt to capitalization [2] [3]	26.9%	26.9%	26.9%	28.0%	26.7%	26.2%	26.5%

[1]
On May 27, 2015 the Company redeemed for cash the entire $296 aggregate principal amount of 4.0% senior notes due October 15, 2017 for $317 including a make-whole premium and interest accrued to the redemption date. The Company financed the redemption of the senior notes with cash on hand.

[2]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.6 billion, $1.6 billion, $1.6 billion, $1.6 billion, $1.1 billion, $1.1 billion and $1.2 billion for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. Due to a rating agency methodology change the adjustment on operating leases was reduced from 6 times the annual lease expense to 4 times the annual lease expense.  Prior periods have been adjusted to reflect this change which impacted the ratio by (0.4), (0.4), (0.4), (0.3) and (0.4) percentage points as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[3]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2015

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$1,024	$158	$188
U.S. statutory capital and surplus	$8,415	$1,504	$5,024
U.S. GAAP adjustments:
DAC	601	36	1,062
Deferred taxes including non-admitted deferred tax assets	(770)	(303)	443
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	684	76	27
Asset valuation and interest maintenance reserve		195	563
Benefit reserves	(20)	345	492
Unrealized gains on investments	1,125	373	1,020
Other, net	567	238	233
U.S. GAAP stockholders’ equity	$10,721	$2,464	$8,864

[1]	Statutory net income is for the nine months ended September 30, 2015.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
Fixed maturities net unrealized gain	$1,571	$1,636	$2,565	$2,355	$2,170	$2,226	$1,663
Equities net unrealized gain (loss)	(8)	21	13	15	23	29	23
OTTI losses recognized in AOCI	(4)	(7)	(8)	(5)	(5)	(7)	(10)
Net gain on cash flow hedging instruments	170	122	177	150	120	141	121
Total net unrealized gain	$1,729	$1,772	$2,747	$2,515	$2,308	$2,389	$1,797
Foreign currency translation adjustments	(38)	(24)	(28)	(8)	—	13	108
Pension and other postretirement adjustment	(1,551)	(1,560)	(1,569)	(1,579)	(1,231)	(1,240)	(1,246)
Total AOCI	$140	$188	$1,150	$928	$1,077	$1,162	$659

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS (“DAC”)

	THREE MONTHS ENDED SEPT 30, 2015
	P&C	Group Benefits	Mutual Funds	Talcott Resolution	Consolidated
Balance, beginning of period	$592	$37	$12	$1,145	$1,786
Deferred costs	338	7	4	3	352
Amortization — DAC	(329)	(8)	(5)	(49)	(391)
Amortization — DAC unlock charge, before tax	—	—	—	(43)	(43)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	6	6
Balance, end of period	$601	$36	$11	$1,062	$1,710

	NINE MONTHS ENDED SEPT 30, 2015

	P&C	Group Benefits	Mutual Funds	Talcott Resolution	Consolidated
Balance, beginning of period	$576	$36	$11	$1,200	$1,823
Deferred costs	1,005	24	16	10	1,055
Amortization — DAC	(980)	(24)	(16)	(161)	(1,181)
Amortization — DAC unlock charge, before tax	—	—	—	(31)	(31)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	44	44
Balance, end of period	$601	$36	$11	$1,062	$1,710

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING RESULTS
Written premiums	$2,674	$2,667	$2,661	$2,470	$2,603	$2,574	$2,597	$8,002	$7,774
Change in unearned premium reserve	49	78	126	(110)	61	69	128	253	258
Earned premiums	2,625	2,589	2,535	2,580	2,542	2,505	2,469	7,749	7,516
Losses and loss adjustment expenses
Current accident year before catastrophes	1,634	1,525	1,546	1,574	1,570	1,563	1,524	4,705	4,657
Current accident year catastrophes	76	139	83	19	40	196	86	298	322
Prior year development [1]	37	220	(2)	29	(10)	249	(40)	255	199
Total losses and loss adjustment expenses	1,747	1,884	1,627	1,622	1,600	2,008	1,570	5,258	5,178
Amortization of DAC	329	327	324	322	318	316	311	980	945
Underwriting expenses [2]	474	446	449	473	443	439	372	1,369	1,254
Dividends to policyholders	4	4	5	4	4	3	4	13	11
Underwriting gain (loss)	71	(72)	130	159	177	(261)	212	129	128
Net investment income	267	307	327	282	316	292	326	901	934
Net realized capital gains (losses)	(16)	(6)	13	6	24	(25)	(37)	(9)	(38)
Net servicing and other income [3]	8	27	6	14	4	8	5	41	17
Income from continuing operations before income taxes	330	256	476	461	521	14	506	1,062	1,041
Income tax expense (benefit)	91	67	137	140	154	(11)	143	295	286
Income from continuing operations, after-tax	239	189	339	321	367	25	363	767	755
Income from discontinued operations, after-tax [4]	7	—	—	6	—	—	—	7	—
Net income	246	189	339	327	367	25	363	774	755
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(12)	(4)	10	5	14	(15)	(23)	(6)	(24)
Less: Income from discontinued operations, after-tax [4]	7	—	—	6	—	—	—	7	—
Core earnings	$251	$193	$329	$316	$353	$40	$386	$773	$779

[1]
The three months ended June 30, 2015 and 2014 include unfavorable prior year loss reserve development of $146 and $212, respectively, related to asbestos reserves and $52 and $27, respectively, related to environmental reserves.

[2]	The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

[3]	The three months ended June 30, 2015 includes a benefit of $20, before tax, from the resolution of litigation.

[4]	Represents residual income from discontinued operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING GAIN (LOSS)	$71	$(72)	$130	$159	$177	$(261)	$212	$129	$128
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	62.2	58.9	61.0	61.0	61.8	62.4	61.7	60.7	62.0
Current accident year catastrophes	2.9	5.4	3.3	0.7	1.6	7.8	3.5	3.8	4.3
Prior year development [1]	1.4	8.5	(0.1)	1.1	(0.4)	9.9	(1.6)	3.3	2.6
Total losses and loss adjustment expenses	66.6	72.8	64.2	62.9	62.9	80.2	63.6	67.9	68.9
Expenses [2]	30.6	29.9	30.5	30.8	29.9	30.1	27.7	30.3	29.3
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.1	0.2	0.2	0.1
Combined ratio	97.3	102.8	94.9	93.8	93.0	110.4	91.4	98.3	98.3
Current accident year catastrophes and prior year development	4.3	13.9	3.2	1.8	1.2	17.7	1.9	7.1	6.9
Combined ratio before catastrophes and prior year development	93.0	88.9	91.7	92.0	91.9	92.7	89.6	91.2	91.4

[1]	Includes 7.6 point and 9.5 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2015 and 2014, respectively.

[2]
Includes 2.0 point and 0.7 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014 and nine months ended September 30, 2014, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING RESULTS
Written premiums	$1,639	$1,655	$1,722	$1,558	$1,583	$1,571	$1,669	$5,016	$4,823
Change in unearned premium reserve	(8)	32	139	(53)	5	12	128	163	145
Earned premiums	1,647	1,623	1,583	1,611	1,578	1,559	1,541	4,853	4,678
Losses and loss adjustment expenses
Current accident year before catastrophes	952	909	928	934	931	934	934	2,789	2,799
Current accident year catastrophes	8	42	58	6	8	35	60	108	103
Prior year development [2]	50	21	(2)	13	(5)	12	(7)	69	—
Total losses and loss adjustment expenses	1,010	972	984	953	934	981	987	2,966	2,902
Amortization of DAC	239	237	234	233	230	230	226	710	686
Underwriting expenses [1]	304	284	295	298	286	285	217	883	788
Dividends to policyholders	4	4	5	4	4	3	4	13	11
Underwriting gain	$90	$126	$65	$123	$124	$60	$107	$281	$291

[1]
The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty Commercial represent $25, $15 and $9, respectively, of the reduction.

[2]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Auto liability	$30	$5	$25	$9	$—	$9	$5	$60	$14
Professional and general liability	3	(3)	(30)	(4)	(19)	(11)	(8)	(30)	(38)
Workers’ compensation	—	—	—	(12)	—	5	—	—	5
Workers' compensation discount accretion	7	7	8	7	8	7	8	22	23
Catastrophes	1	4	(6)	3	1	(6)	(12)	(1)	(17)
Other reserve re-estimates, net [1]	9	8	1	10	5	8	—	18	13
Total prior year development	$50	$21	$(2)	$13	$(5)	$12	$(7)	$69	$—

[1]	The three months ended September 30, 2015 includes releases of contract surety reserves across several accident years and commercial surety reserves for accident years 2012-2014 as a result of lower emerged losses. These reserve releases were offset by an increase in reserves for commercial surety bonds related to accident years 2007 and prior, as the number of new claims reported has outpaced expectations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING GAIN	$90	$126	$65	$123	$124	$60	$107	$281	$291
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	57.8	56.0	58.6	58.0	59.0	59.9	60.6	57.5	59.8
Current accident year catastrophes	0.5	2.6	3.7	0.4	0.5	2.2	3.9	2.2	2.2
Prior year development [1]	3.0	1.3	(0.1)	0.8	(0.3)	0.8	(0.5)	1.4	—
Total losses and loss adjustment expenses	61.3	59.9	62.2	59.2	59.2	62.9	64.0	61.1	62.0
Expenses [2]	33.0	32.1	33.4	33.0	32.7	33.0	28.7	32.8	31.5
Policyholder dividends	0.2	0.2	0.3	0.2	0.3	0.2	0.3	0.3	0.2
Combined ratio [3]	94.5	92.2	95.9	92.4	92.1	96.2	93.1	94.2	93.8
Current accident year catastrophes and prior year development	3.5	3.9	3.6	1.2	0.2	3.0	3.4	3.6	2.2
Combined ratio before catastrophes and prior year development	91.0	88.4	92.4	91.2	92.0	93.1	89.6	90.6	91.6

COMBINED RATIOS BY LINE OF BUSINESS [4]
SMALL COMMERCIAL
Combined ratio	88.0	89.2	93.9	86.1	88.4	91.4	87.8	90.3	89.2
Combined ratio before catastrophes	87.5	86.0	90.5	85.3	88.1	88.0	85.5	88.0	87.2
Combined ratio before catastrophes and prior year development	86.8	85.1	89.6	86.8	87.5	87.6	85.9	87.1	87.0
MIDDLE MARKET
Combined ratio	102.5	94.5	98.9	97.8	93.7	99.8	98.8	98.7	97.4
Combined ratio before catastrophes	101.5	91.1	94.6	97.6	92.3	99.3	93.5	95.8	95.0
Combined ratio before catastrophes and prior year development	93.8	89.3	93.7	94.7	93.5	97.6	92.2	92.3	94.4
SPECIALTY COMMERCIAL
Combined ratio	81.5	100.4	94.5	101.4	97.8	103.7	95.9	92.0	99.1
Combined ratio before catastrophes	81.5	100.4	94.5	101.4	97.8	103.8	95.9	92.0	99.2
Combined ratio before catastrophes and prior year development	99.1	98.8	99.1	99.1	105.1	101.5	95.4	99.0	100.6

[1]	For a summary of prior year loss reserve development, refer to footnote [2] on page 11.

[2]
The expense ratio includes 3.2 point and 1.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014 and nine months ended September 30, 2014, respectively.

[3]
The three months ended September 30, 2015 includes 2.4 points of net unfavorable reserve development related to strengthening of reserves for commercial surety bonds that is not included in the combined ratios by line of business (shown above) for Small Commercial, Middle Market and Specialty Commercial.

[4]
Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.6 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [1] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
WRITTEN PREMIUMS
Small Commercial	$822	$867	$906	$754	$791	$833	$865	$2,595	$2,489
Middle Market	594	578	589	601	583	537	572	1,761	1,692
Specialty Commercial	215	200	219	195	201	192	223	634	616
National Accounts	95	82	100	80	81	77	113	277	271
Financial Products	64	60	61	65	64	59	55	185	178
Bond	50	49	46	47	51	47	43	145	141
Other Specialty	6	9	12	3	5	9	12	27	26
Other	8	10	8	8	8	9	9	26	26
Total	$1,639	$1,655	$1,722	$1,558	$1,583	$1,571	$1,669	$5,016	$4,823
EARNED PREMIUMS
Small Commercial	$839	$833	$810	$813	$805	$790	$769	$2,482	$2,364
Middle Market	590	583	566	579	570	561	561	1,739	1,692
Specialty Commercial	208	198	198	212	193	199	203	604	595
National Accounts	88	82	83	97	79	82	80	253	241
Financial Products	63	63	61	63	61	61	59	187	181
Bond	48	47	46	45	46	44	43	141	133
Other Specialty	9	6	8	7	7	12	21	23	40
Other	10	9	9	7	10	9	8	28	27
Total	$1,647	$1,623	$1,583	$1,611	$1,578	$1,559	$1,541	$4,853	$4,678

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$131	$141	$140	$122	$128	$140	$131	$412	$399
Middle Market	$117	$119	$124	$131	$107	$110	$110	$360	$327
Renewal Written Price Increases [1]
Standard Commercial Lines	2%	3%	3%	3%	4%	5%	6%	3%	5%
Policy Count Retention [1]
Small Commercial	84%	83%	85%	85%	84%	84%	83%	84%	84%
Middle Market	81%	81%	81%	80%	80%	80%	81%	81%	80%
Policies in Force (in thousands) [1]
Small Commercial	1,230	1,239	1,211	1,205	1,197	1,187	1,179
Middle Market	71	72	72	72	72	73	73

[1]	Excludes Middle Market specialty programs and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING RESULTS
Written premiums	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$2,982	$2,949
Change in unearned premium reserve	57	43	(13)	(56)	55	57	(1)	87	111
Earned premiums	977	966	952	968	964	946	928	2,895	2,838
Losses and loss adjustment expenses
Current accident year before catastrophes	682	616	618	640	639	629	590	1,916	1,858
Current accident year catastrophes	68	97	25	13	32	161	26	190	219
Prior year development [1]	(14)	—	(4)	6	(15)	(3)	(34)	(18)	(52)
Total losses and loss adjustment expenses	736	713	639	659	656	787	582	2,088	2,025
Amortization of DAC	90	90	90	89	88	86	85	270	259
Underwriting expenses	162	155	148	160	149	147	148	465	444
Underwriting gain (loss)	$(11)	$8	$75	$60	$71	$(74)	$113	$72	$110

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Auto liability	$(7)	$—	$—	$6	$(4)	$—	$—	$(7)	$(4)
Homeowners	2	6	1	3	—	3	(13)	9	(10)
Catastrophes	—	(4)	(12)	(2)	(3)	(5)	(21)	(16)	(29)
Other reserve re-estimates, net	(9)	(2)	7	(1)	(8)	(1)	—	(4)	(9)
Total prior year development	$(14)	$—	$(4)	$6	$(15)	$(3)	$(34)	$(18)	$(52)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING GAIN (LOSS)	$(11)	$8	$75	$60	$71	$(74)	$113	$72	$110
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	69.8	63.8	64.9	66.1	66.3	66.5	63.6	66.2	65.5
Current accident year catastrophes	7.0	10.0	2.6	1.3	3.3	17.0	2.8	6.6	7.7
Prior year development [1]	(1.4)	—	(0.4)	0.6	(1.6)	(0.3)	(3.7)	(0.6)	(1.8)
Total losses and loss adjustment expenses	75.3	73.8	67.1	68.1	68.0	83.2	62.7	72.1	71.4
Expenses	25.8	25.4	25.0	25.7	24.6	24.6	25.1	25.4	24.8
Combined ratio	101.1	99.2	92.1	93.8	92.6	107.8	87.8	97.5	96.1
Current accident year catastrophes and prior year development	5.6	10.0	2.2	1.9	1.7	16.7	(0.9)	6.0	5.9
Combined ratio before catastrophes and prior year development	95.6	89.1	89.9	91.8	90.9	91.1	88.7	91.6	90.2
PRODUCT
Automobile
Combined ratio	100.4	98.3	95.4	102.9	97.8	100.1	92.6	98.1	96.9
Combined ratio before catastrophes and prior year development	101.6	96.6	94.6	102.4	97.0	96.0	92.8	97.6	95.3
Homeowners
Combined ratio	105.5	100.7	85.1	73.2	84.8	125.6	76.7	97.1	95.8
Combined ratio before catastrophes and prior year development	82.4	72.6	79.7	68.1	77.6	81.4	78.8	78.2	79.3

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$762	$744	$677	$642	$736	$734	$669	$2,183	$2,139
AARP Agency	95	89	87	88	88	78	71	271	237
Other Agency	163	163	161	171	181	179	173	487	533
Other	14	13	14	11	14	12	14	41	40
Total	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$2,982	$2,949
EARNED PREMIUMS
AARP Direct	$709	$698	$685	$698	$699	$689	$678	$2,092	$2,066
AARP Agency	88	87	81	79	73	66	58	256	197
Other Agency	165	169	173	178	177	179	179	507	535
Other	15	12	13	13	15	12	13	40	40
Total	$977	$966	$952	$968	$964	$946	$928	$2,895	$2,838
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$707	$688	$671	$629	$690	$680	$660	$2,066	$2,030
Homeowners	327	321	268	283	329	323	267	916	919
Total	$1,034	$1,009	$939	$912	$1,019	$1,003	$927	$2,982	$2,949
EARNED PREMIUMS
Automobile	$674	$665	$655	$665	$662	$650	$636	$1,994	$1,948
Homeowners	303	301	297	303	302	296	292	901	890
Total	$977	$966	$952	$968	$964	$946	$928	$2,895	$2,838
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$111	$96	$101	$100	$108	$103	$104	$308	$315
Homeowners	$29	$29	$27	$29	$34	$35	$32	$85	$101
Renewal Written Price Increases
Automobile	6%	6%	6%	6%	5%	5%	5%	6%	5%
Homeowners	8%	8%	8%	8%	7%	8%	8%	8%	8%
Policy Count Retention
Automobile	84%	84%	84%	84%	85%	86%	87%	84%	86%
Homeowners	85%	86%	85%	85%	86%	87%	87%	85%	87%
Premium Retention
Automobile	87%	87%	87%	87%	87%	88%	89%	87%	88%
Homeowners	90%	90%	90%	90%	91%	92%	93%	90%	92%
Policies in Force (in thousands)
Automobile	2,052	2,049	2,053	2,049	2,047	2,041	2,033
Homeowners	1,284	1,296	1,305	1,309	1,318	1,325	1,324

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
UNDERWRITING RESULTS
Written premiums	$1	$3	$—	$—	$1	$—	$1	$4	$2
Change in unearned premium reserve	—	3	—	(1)	1	—	1	3	2
Earned premiums	1	—	—	1	—	—	—	1	—
Losses and loss adjustment expenses
Prior year development [1]	1	199	4	10	10	240	1	204	251
Total losses and loss adjustment expenses	1	199	4	10	10	240	1	204	251
Underwriting expenses	8	7	6	15	8	7	7	21	22
Underwriting loss	$(8)	$(206)	$(10)	$(24)	$(18)	$(247)	$(8)	$(224)	$(273)

[1]
The three months ended June 30, 2015 and 2014 include unfavorable prior year loss reserve development of $146 and $212, respectively, related to asbestos reserves, and $52 and $27, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Earned premiums	$752	$780	$763	$751	$738	$761	$784	$2,295	$2,283
Fee income	17	16	17	15	15	16	15	50	46
Net investment income	91	95	97	90	93	95	96	283	284
Net realized capital gains (losses)	(6)	2	(1)	4	(3)	6	8	(5)	11
Total revenues	854	893	876	860	843	878	903	2,623	2,624
Benefits, losses and loss adjustment expenses	591	618	598	580	584	601	597	1,807	1,782
Amortization of DAC	8	8	8	8	8	7	9	24	24
Insurance operating costs and other expenses	198	191	200	208	205	195	228	589	628
Total benefits, losses and expenses	797	817	806	796	797	803	834	2,420	2,434
Income before income taxes	57	76	70	64	46	75	69	203	190
Income tax expense	15	20	18	16	9	20	18	53	47
Net income	42	56	52	48	37	55	51	150	143
Less: Net realized capital gains (losses), after tax, excluded from core earnings	(5)	—	—	3	(1)	3	6	(5)	8
Core earnings	$47	$56	$52	$45	$38	$52	$45	$155	$135
Margin
Net income margin	4.9%	6.3%	5.9%	5.7%	4.4%	6.3%	5.7%	5.7%	5.5%
Core earnings margin	5.5%	6.3%	5.9%	5.3%	4.5%	6.0%	5.1%	5.9%	5.2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
PREMIUMS
Fully insured ongoing premiums
Group disability	$344	$358	$354	$343	$343	$349	$346	$1,056	$1,038
Group life [1]	364	376	365	354	353	371	388	1,105	1,112
Other	43	46	44	42	42	41	42	133	125
Total fully insured ongoing premiums	$751	$780	$763	$739	$738	$761	$776	$2,294	$2,275
Total buyouts [2]	1	—	—	12	—	—	8	1	8
Total premiums	752	780	763	751	738	761	784	2,295	2,283
Group disability premium equivalents [3]	120	116	111	112	109	108	103	347	320
Total premiums and premium equivalents	$872	$896	$874	$863	$847	$869	$887	$2,642	$2,603
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$24	$27	$123	$20	$26	$20	$88	$174	$134
Group life	33	28	148	20	26	24	79	209	129
Other	4	3	29	4	5	1	13	36	19
Total fully insured ongoing sales	61	58	300	44	57	45	180	419	282
Total buyouts [2]	1	—	—	12	—	—	8	1	8
Total sales	62	58	300	56	57	45	188	420	290
Group disability premium equivalents [3]	5	6	37	15	3	3	25	48	31
Total sales and premium equivalents	$67	$64	$337	$71	$60	$48	$213	$468	$321
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	80.9%	80.8%	81.8%	81.9%	85.7%	83.9%	82.4%	81.2%	84.0%
Group life loss ratio	73.4%	76.2%	73.2%	70.3%	71.7%	72.4%	67.9%	74.3%	70.6%
Total loss ratio	76.8%	77.6%	76.7%	75.3%	77.6%	77.3%	74.5%	77.0%	76.4%
Expense ratio	26.8%	25.0%	26.7%	28.6%	28.3%	26.0%	30.0%	26.2%	28.1%
SELECTED RATIOS, EXCLUDING A-FI
Group life loss ratio, excluding A-FI	73.4%	76.2%	73.2%	71.8%	72.9%	72.6%	74.0%	74.3%	73.2%
Total loss ratio, excluding A-FI	76.8%	77.6%	76.7%	76.0%	78.3%	77.5%	77.6%	77.0%	77.8%
Expense ratio, excluding A-FI	26.8%	25.0%	26.7%	27.9%	27.6%	25.8%	27.4%	26.2%	26.9%

[1]	Association - Financial Institutions ("A-FI") business represents $2, $7, $19 and $44 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Investment management fees	$149	$152	$147	$149	$153	$150	$146	$448	$449
Shareholder servicing fees	19	19	19	19	19	19	19	57	57
Other revenue	14	13	13	13	13	14	9	40	36
Total revenues	182	184	179	181	185	183	174	545	542
Sub-advisory	53	55	52	53	53	52	51	160	156
Employee compensation and benefits [1]	23	25	25	29	26	26	25	73	77
Distribution and service	42	42	41	41	44	45	43	125	132
General, administrative and other	30	28	27	23	26	28	22	85	76
Total expenses	148	150	145	146	149	151	141	443	441
Income before income taxes	34	34	34	35	36	32	33	102	101
Income tax expense	12	12	12	12	14	11	12	36	37
Net income	22	22	22	23	22	21	21	66	64
Less: Restructuring and other costs, after-tax	—	—	—	(4)	—	—	—	—	—
Core earnings	$22	$22	$22	$27	$22	$21	$21	$66	$64
Average Total Mutual Funds segment AUM	$92,350	$95,797	$94,778	$94,891	$97,511	$98,581	$97,519	$91,331	$96,449
Return on assets (bps, after-tax) [2]
Net income	9.5	9.2	9.3	9.7	9.0	8.5	8.6	9.6	8.8
Core earnings	9.5	9.2	9.3	11.4	9.0	8.5	8.6	9.6	8.8

[1]	The three months ended December 31, 2014 includes restructuring costs of $6, before tax.

[2]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Equity
Beginning balance	$47,841	$47,131	$45,221	$44,308	$45,171	$44,489	$42,426	$45,221	$42,426
Sales	2,746	2,367	2,583	2,020	1,768	1,995	1,906	7,696	5,669
Redemptions	(2,105)	(2,145)	(2,307)	(2,232)	(1,844)	(2,145)	(1,819)	(6,557)	(5,808)
Net flows	641	222	276	(212)	(76)	(150)	87	1,139	(139)
Change in market value and other	(4,164)	488	1,634	1,125	(787)	832	1,976	(2,042)	2,021
Ending balance	$44,318	$47,841	$47,131	$45,221	$44,308	$45,171	$44,489	$44,318	$44,308
Fixed Income
Beginning balance	$13,844	$14,267	$14,046	$14,765	$14,942	$14,661	$14,632	$14,046	$14,632
Sales	878	883	1,240	1,074	1,317	1,241	1,134	3,001	3,692
Redemptions	(1,166)	(1,084)	(1,338)	(1,516)	(1,329)	(1,064)	(1,257)	(3,588)	(3,650)
Net flows	(288)	(201)	(98)	(442)	(12)	177	(123)	(587)	42
Change in market value and other	(113)	(222)	319	(277)	(165)	104	152	(16)	91
Ending balance	$13,443	$13,844	$14,267	$14,046	$14,765	$14,942	$14,661	$13,443	$14,765
Multi-Strategy Investments [1]
Beginning balance	$14,566	$14,298	$13,768	$14,222	$14,217	$14,196	$13,860	$13,768	$13,860
Sales	568	739	887	800	668	674	652	2,194	1,994
Redemptions	(614)	(510)	(536)	(1,206)	(487)	(1,139)	(598)	(1,660)	(2,224)
Net flows	(46)	229	351	(406)	181	(465)	54	534	(230)
Change in market value and other	(736)	39	179	(48)	(176)	486	282	(518)	592
Ending balance	$13,784	$14,566	$14,298	$13,768	$14,222	$14,217	$14,196	$13,784	$14,222
Mutual Fund AUM
Beginning balance	$76,251	$75,696	$73,035	$73,295	$74,330	$73,346	$70,918	$73,035	$70,918
Sales	4,192	3,989	4,710	3,894	3,753	3,910	3,692	12,891	11,355
Redemptions [2]	(3,885)	(3,739)	(4,181)	(4,954)	(3,660)	(4,348)	(3,674)	(11,805)	(11,682)
Net flows	307	250	529	(1,060)	93	(438)	18	1,086	(327)
Change in market value and other	(5,013)	305	2,132	800	(1,128)	1,422	2,410	(2,576)	2,704
Ending balance	$71,545	$76,251	$75,696	$73,035	$73,295	$74,330	$73,346	$71,545	$73,295
Talcott AUM [3]	$17,498	$19,406	$20,240	$20,584	$22,867	$24,529	$24,957	$17,498	$22,867
Total Mutual Funds segment AUM	$89,043	$95,657	$95,936	$93,619	$96,162	$98,859	$98,303	$89,043	$96,162

[1]	Includes balanced, allocation, and alternative investment products.

[2]
The three months ended December 31, 2014 includes a planned asset transfer of $0.7 billion to the HIMCO Variable Insurance Trust (“HVIT”) which supports legacy retirement mutual funds and runoff mutual funds (see footnote [3]). HVIT's invested assets are managed by Hartford Investment Management Company, a wholly-owned subsidiary of the Company.

[3]
Talcott AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products. The three months ended December 31, 2014 includes a planned asset transfer of $2.0 billion to HVIT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
NET INCOME (LOSS)
Individual Annuity [1]	$47	$141	$89	$84	$(23)	$92	$108	$277	$177
Institutional and other [2][4]	27	76	22	60	51	(596)	37	125	(508)
Talcott Resolution net income (loss)	74	217	111	144	28	(504)	145	402	(331)
Less: Unlock benefit (charge), after-tax	(33)	31	19	13	(102)	15	12	17	(75)
Less: Net realized gains (losses) and other, after-tax and DAC, excluded from core earnings	(15)	10	(19)	(13)	8	(3)	(8)	(24)	(3)
Less: Net reinsurance gain on dispositions, after-tax [3]	13	5	—	15	—	—	—	18	—
Less: Income (loss) from discontinued operations, after-tax [4]	2	—	—	31	—	(617)	29	2	(588)
Talcott Resolution core earnings	$107	$171	$111	$98	$122	$101	$112	$389	$335
CORE EARNINGS
Individual Annuity	$83	$134	$83	$80	$83	$84	$89	$300	$256
Institutional and other	24	37	28	18	39	17	23	89	79
Talcott Resolution core earnings	$107	$171	$111	$98	$122	$101	$112	$389	$335

[1]	The three months ended September 30, 2015 and June 30, 2015, respectively, includes a tax provision of $12 and a tax benefit of $48 due to uncertain tax positions.

[2]
Other consists of PPLI, residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses and residual income benefits associated with International discontinued operations.

[3]	Amounts pertain to disposition of the Individual Life business.

[4]
The three months ended December 31, 2014 includes a tax benefit of $29 from the partial reduction of the deferred tax asset valuation allowance on capital loss carryovers established when the Japan annuity business was sold. The three months ended June 30, 2014 includes a loss on disposition of $659 related to the Japan annuity business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]	60.0	90.8	54.5	51.2	50.7	49.0	50.3	70.0	50.5
FULL SURRENDER RATES [2]
Variable Annuity	9.1%	9.9%	10.9%	11.3%	16.5%	13.9%	12.3%	10.3%	14.3%
CONTRACT COUNTS (in thousands)
Variable Annuity	618	634	653	674	694	721	747
Fixed Annuity and Other	130	134	137	139	143	151	163

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	1,920	2,063	2,068	2,059	1,972	1,960	1,872
Total account value with guaranteed minimum death benefits (“GMDB”)	$44,464	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547
Gross net amount at risk ("NAR")	5,027	3,719	3,683	3,807	3,972	4,024	4,192
NAR reinsured	70%	79%	80%	79%	78%	78%	77%
Contracts in the Money [2]	60%	33%	20%	23%	27%	14%	17%
% In the Money [2] [3]	11%	10%	16%	14%	13%	27%	23%
Retained NAR [1]	1,513	784	733	793	862	891	971
Net GAAP liability for GMDB benefits	193	184	183	196	198	210	209

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$20,441	$22,816	$23,995	$24,840	$25,774	$28,161	$29,036
Gross NAR	306	168	152	156	160	139	163
NAR reinsured	31%	31%	28%	26%	24%	21%	21%
Contracts in the Money [2]	13%	7%	6%	6%	6%	5%	6%
% In the Money [2] [3]	9%	11%	12%	11%	10%	13%	12%
Retained NAR [1]	212	116	109	116	122	110	129
Net GAAP liability (asset) for non-lifetime GMWB benefits	194	54	99	70	10	(43)	(15)
Net GAAP liability for lifetime GMWB benefits	108	105	140	136	128	121	113

[1]
Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
VARIABLE ANNUITY
Beginning balance	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547	$61,812	$52,861	$61,812
Deposits	43	52	49	56	52	58	66	144	176
Partial withdrawals	(432)	(487)	(498)	(589)	(490)	(563)	(634)	(1,417)	(1,687)
Full surrenders	(1,065)	(1,250)	(1,426)	(1,517)	(2,327)	(2,041)	(1,860)	(3,741)	(6,228)
Death benefits/annuitizations/other [1]	(361)	(394)	(421)	(437)	(465)	(508)	(521)	(1,176)	(1,494)
Transfers	—	—	—	(2)	(1)	(2)	(1)	—	(4)
Net flows	(1,815)	(2,079)	(2,296)	(2,489)	(3,231)	(3,056)	(2,950)	(6,190)	(9,237)
Change in market value/change in reserve/interest credited and other	(3,080)	(62)	935	1,001	(770)	1,859	685	(2,207)	1,774
Ending balance	$44,464	$49,359	$51,500	$52,861	$54,349	$58,350	$59,547	$44,464	$54,349
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,516	$8,666	$8,748	$8,959	$9,429	$9,917	$10,142	$8,748	$10,142
Deposits	—	—	—	—	—	—	—	—	—
Surrenders	(189)	(122)	(108)	(256)	(533)	(576)	(331)	(419)	(1,440)
Death benefits/annuitizations/other [1]	(85)	(92)	(82)	(41)	(13)	(19)	7	(259)	(25)
Transfers [2]	(1)	(3)	36	(1)	2	1	1	32	4
Net flows	(275)	(217)	(154)	(298)	(544)	(594)	(323)	(646)	(1,461)
Change in market value/change in reserve/interest credited and other	31	67	72	87	74	106	98	170	278
Ending balance	$8,272	$8,516	$8,666	$8,748	$8,959	$9,429	$9,917	$8,272	$8,959
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$57,875	$60,166	$61,609	$63,308	$67,779	$69,464	$71,954	$61,609	$71,954
Deposits	43	52	49	56	52	58	66	144	176
Surrenders	(1,686)	(1,859)	(2,032)	(2,362)	(3,350)	(3,180)	(2,825)	(5,577)	(9,355)
Death benefits/annuitizations/other [1]	(446)	(486)	(503)	(478)	(478)	(527)	(514)	(1,435)	(1,519)
Transfers	(1)	(3)	36	(3)	1	(1)	—	32	—
Net flows	(2,090)	(2,296)	(2,450)	(2,787)	(3,775)	(3,650)	(3,273)	(6,836)	(10,698)
Change in market value/change in reserve/interest credited and other	(3,049)	5	1,007	1,088	(696)	1,965	783	(2,037)	2,052
Ending balance	$52,736	$57,875	$60,166	$61,609	$63,308	$67,779	$69,464	$52,736	$63,308

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	Transfers for the three months ended March 31, 2015 consist primarily of reinsured Individual Life business accounts formerly managed by a third-party and now managed by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Fee income	$1	$3	$2	$1	$2	$4	$3	$6	$9
Net investment income	5	4	3	10	5	5	2	12	12
Net realized capital gains (losses)	(3)	2	18	(9)	11	14	(9)	17	16
Total revenues	3	9	23	2	18	23	(4)	35	37
Insurance operating costs and other expenses [1]	9	11	7	8	4	20	12	27	36
Pension settlement [2]	—	—	—	128	—	—	—	—	—
Loss on extinguishment of debt [3]	—	21	—	—	—	—	—	21	—
Interest expense	88	89	94	94	93	94	95	271	282
Restructuring and other costs	4	2	10	20	22	8	20	16	50
Total expenses	101	123	111	250	119	122	127	335	368
Loss before income taxes	(98)	(114)	(88)	(248)	(101)	(99)	(131)	(300)	(331)
Income tax benefit [4]	(95)	(43)	(31)	(88)	(35)	(35)	(46)	(169)	(116)
Net loss	(3)	(71)	(57)	(160)	(66)	(64)	(85)	(131)	(215)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	2	(2)	11	(4)	6	11	(9)	11	8
Less: Restructuring and other costs, after tax	(2)	(2)	(6)	(13)	(14)	(5)	(13)	(10)	(32)
Less: Pension settlement, after-tax [2]	—	—	—	(83)	—	—	—	—	—
Less: Loss on extinguishment of debt, after tax [3]	—	(14)	—	—	—	—	—	(14)	—
Less: Income tax benefit from reduction in valuation allowance [4]	60	—	—	—	—	—	—	60	—
Core losses	$(63)	$(53)	$(62)	$(60)	$(58)	$(70)	$(63)	$(178)	$(191)

[1]	The three months ended September 30, 2014 includes a benefit of $10, before tax, for recoveries for past legal expenses associated with closed litigation.

[2]
Consists of a charge related to voluntary lump-sum settlements with vested participants in the Company's defined benefit pension plan who had separated from service, but who had not yet commenced annuity benefits.

[3]
Consists of premium associated with the redemption of $296 aggregate principal amount of 4.000% senior notes at an amount greater than the face amount, the write off of the unamortized discount and debt issuance and other costs related to the redemption.

[4]
The three months ended September 30, 2015 includes a tax benefit of $60 from the partial reduction of the deferred tax valuation allowance on capital loss carryovers established when the Japan annuity business was sold. The reduction in the valuation allowance stems primarily from taxable gains on sales of investments during the period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$497	$490	$485	$485	$485	$483	$498	$1,472	$1,466
Tax-exempt	111	113	115	116	117	118	118	339	353
Total fixed maturities	$608	$603	$600	$601	$602	$601	$616	$1,811	$1,819
Equity securities, available-for-sale	8	5	6	15	9	7	7	19	23
Mortgage loans	67	71	69	68	65	66	66	207	197
Policy loans	20	20	20	21	20	19	20	60	59
Limited partnerships and other alternative investments [2]	22	94	99	44	100	53	97	215	250
Other [3]	33	31	42	44	44	48	43	106	135
Subtotal	758	824	836	793	840	794	849	2,418	2,483
Investment expense	(28)	(28)	(27)	(41)	(30)	(26)	(25)	(83)	(81)
Total net investment income	$730	$796	$809	$752	$810	$768	$824	$2,335	$2,402
Annualized investment yield, before tax [4]	4.1%	4.5%	4.5%	4.2%	4.5%	4.3%	4.5%	4.4%	4.4%
Annualized investment yield, after-tax [4]	2.8%	3.1%	3.1%	2.9%	3.2%	3.0%	3.2%	3.0%	3.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.2%	4.1%	4.1%	4.1%	4.1%	4.1%	4.2%	4.1%	4.1%
New money yield [5]	3.7%	3.5%	3.1%	3.3%	3.2%	3.8%	3.9%	3.4%	3.7%
Sales/maturities yield [6]	3.9%	3.6%	4.1%	4.0%	3.7%	3.9%	4.2%	4.0%	3.9%
Portfolio duration (in years) [7]	5.4	5.5	5.4	5.3	5.4	5.1	5.0	5.4	5.4

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement collateral, if any, and derivatives book value. Yield calculations for each period exclude assets associated with the disposition of the Japan annuities business, as applicable.

[5]
Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$157	$161	$165	$162	$159	$163	$166	$483	$488
Tax-exempt	86	88	90	91	92	93	92	264	277
Total fixed maturities	$243	$249	$255	$253	$251	$256	$258	$747	$765
Equity securities, available-for-sale	4	3	2	3	3	3	3	9	9
Mortgage loans	20	19	18	18	17	16	16	57	49
Limited partnerships and other alternative investments [2]	5	39	53	16	47	18	48	97	113
Other [3]	5	8	10	7	8	9	10	23	27
Subtotal	277	318	338	297	326	302	335	933	963
Investment expense	(10)	(11)	(11)	(15)	(10)	(10)	(9)	(32)	(29)
Total net investment income	$267	$307	$327	$282	$316	$292	$326	$901	$934
Annualized investment yield, before tax [4]	3.6%	4.2%	4.5%	3.9%	4.4%	4.1%	4.5%	4.1%	4.4%
Annualized investment yield, after-tax [4]	2.7%	3.1%	3.3%	2.9%	3.3%	3.0%	3.4%	3.0%	3.3%
Annualized investment yield, before tax; excluding limited partnership and other alternative investments [4]	3.7%	3.9%	4.0%	3.9%	4.0%	4.0%	4.1%	3.9%	4.0%
New money yield [5]	3.8%	3.7%	3.4%	3.1%	3.7%	3.9%	4.0%	3.6%	3.9%
Sales/maturities yield [6]	4.2%	4.1%	4.3%	4.0%	4.0%	4.2%	4.3%	4.2%	4.2%
Portfolio duration (in years) [7]	4.9	5.0	4.8	4.9	5.2	4.6	4.5	4.9	5.2
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Net Investment Income
Commercial Lines	$208	$239	$257	$222	$250	$230	$256	$704	$736
Personal Lines	29	34	35	30	33	31	35	98	99
P&C Other Operations	30	34	35	30	33	31	35	99	99
Total Property & Casualty	$267	$307	$327	$282	$316	$292	$326	$901	$934
Group Benefits	91	95	97	90	93	95	96	283	284
Talcott Resolution	367	390	382	370	396	376	400	1,139	1,172
Corporate	5	4	3	10	5	5	2	12	12
Total net investment income	$730	$796	$809	$752	$810	$768	$824	$2,335	$2,402

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2014	Sept 30 2014	Jun 30 2014	Mar 31 2014	Sept 30 2015	Sept 30 2014
Net Realized Capital Gains (Losses)
Gross gains on sales	$83	$121	$197	$106	$116	$122	$183	$401	$421
Gross losses on sales	(73)	(112)	(148)	(59)	(29)	(33)	(129)	(333)	(191)
Net impairment losses	(40)	(11)	(12)	(16)	(14)	(7)	(22)	(63)	(43)
Valuation allowances on mortgage loans	1	—	(3)	(1)	—	(3)	—	(2)	(3)
Periodic net coupon settlements on credit derivatives [1]	3	4	1	—	—	2	(1)	8	1
Results of variable annuity hedge program
GMWB derivatives, net	(32)	(4)	1	(10)	6	(6)	15	(35)	15
Macro hedge	51	(23)	(4)	2	12	(15)	(10)	24	(13)
Total results of variable annuity hedge program	19	(27)	(3)	(8)	18	(21)	5	(11)	2
Other net gains (losses) [2]	(37)	34	(27)	(36)	(22)	(64)	(71)	(30)	(157)
Total net realized capital gains (losses)	$(44)	$9	$5	$(14)	$69	$(4)	$(35)	$(30)	$30
Less: Realized gains, included in core earnings, before tax	4	4	2	2	7	7	—	10	14
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(48)	5	3	(16)	62	(11)	(35)	(40)	16
Less: Impacts of DAC	1	(1)	—	1	13	(1)	16	—	28
Less: Impacts of tax	(19)	2	1	(8)	22	(6)	(17)	(16)	(1)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(30)	$4	$2	$(9)	$27	$(4)	$(34)	$(24)	$(11)

[1]	Included in core earnings.

[2]	Primarily consists of changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and the fixed payout annuity hedge.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2015		Jun 30 2015		Mar 31 2015		Dec 31 2014		Sept 30 2014
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$74,405	100.0%	$74,440	100.0%	$76,576	100.0%	$76,278	100.0%	$76,231	100.0%
Asset-backed securities	$2,716	4.6%	$2,890	4.9%	$3,004	5.0%	$2,472	4.2%	$2,439	4.1%
Collateralized debt obligations	3,031	5.1%	3,218	5.4%	2,982	4.9%	2,841	4.8%	2,445	4.1%
Commercial mortgage-backed securities	4,542	7.7%	4,664	7.9%	4,652	7.7%	4,415	7.4%	4,482	7.5%
Corporate	26,772	45.3%	26,610	45.1%	27,119	44.7%	27,359	46.0%	27,714	46.6%
Foreign government/government agencies	1,255	2.1%	1,313	2.2%	1,365	2.3%	1,636	2.8%	1,672	2.8%
Municipal	12,211	20.7%	12,298	20.8%	12,842	21.2%	12,871	21.7%	12,761	21.4%
Residential mortgage-backed securities	3,859	6.5%	3,969	6.7%	4,078	6.7%	3,918	6.6%	3,995	6.7%
U.S. Treasuries	4,723	8.0%	4,166	7.0%	4,513	7.5%	3,872	6.5%	4,078	6.8%
Total fixed maturities, available-for-sale	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%	$59,384	100.0%	$59,586	100.0%
U.S. government/government agencies	$8,167	13.8%	$7,694	13.0%	$8,214	13.6%	$7,596	12.8%	$7,874	13.2%
AAA	7,444	12.6%	7,675	13.0%	8,100	13.4%	7,251	12.2%	7,074	11.9%
AA	10,400	17.6%	10,298	17.4%	10,020	16.5%	10,056	16.9%	10,094	16.9%
A	15,687	26.5%	16,265	27.5%	16,973	28.0%	16,717	28.2%	16,143	27.1%
BBB	14,215	24.1%	13,952	23.6%	13,946	23.0%	14,397	24.2%	14,764	24.8%
BB & below	3,196	5.4%	3,244	5.5%	3,302	5.5%	3,367	5.7%	3,637	6.1%
Total fixed maturities, available-for-sale	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%	$59,384	100.0%	$59,586	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2015

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Financial services	$5,977	$6,215	8.3%
Utilities	4,314	4,638	6.2%
Consumer non-cyclical	3,749	3,952	5.3%
Technology and communications	3,515	3,725	5.0%
Energy [1]	2,387	2,485	3.3%
Consumer cyclical	1,930	1,993	2.7%
Capital goods	1,808	1,915	2.6%
Basic industry	1,224	1,251	1.7%
Transportation	850	897	1.2%
Other	499	515	0.7%
Total	$26,253	$27,586	37.0%
Top Ten Exposures by Issuer [2]
Morgan Stanley	$311	$315	0.4%
State of California	266	295	0.4%
General Electric Co.	290	283	0.4%
Commonwealth of Massachusetts	252	281	0.4%
Bank of America Corp.	268	272	0.4%
Verizon Communications Inc.	240	264	0.4%
JP Morgan Chase & Co.	254	261	0.4%
New York State Dormitory Authority	237	256	0.2%
Goldman Sachs Group Inc.	230	241	0.3%
Wells Fargo & Company	231	227	0.3%
Total	$2,579	$2,695	3.6%

[1]
The Company’s total exposure to the energy sector has a cost or amortized cost and fair value of $2.7 billion and $2.8 billion, respectively, as of September 30, 2015, and includes fixed maturities and equity securities, AFS classified within the energy, basic industry, and other sectors above, as well as investments in foreign government and government agency securities and in certain fixed maturities, FVO and short-term investments.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups, associations, affinity groups and financial institutions. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets, and is separated into two distinct asset categories referred to as Mutual Fund funds and Talcott funds. Mutual Fund funds are sold primarily through retail, bank trust and registered investment advisor channels. Talcott funds represents those assets held in separate accounts supporting the Company's legacy runoff variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities; and purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, pension settlements, loss on extinguishment of debt, reinsurance gains and losses from disposal of businesses, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) is set forth on page 2.

Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE (core earnings last twelve months to stockholders' equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to stockholders' equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to stockholders' equity, including AOCI) is the most directly comparable U.S. GAAP measure.
Written premium is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premium represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premium, the most directly comparable U.S. GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premium and earned premium is attributable to the change in unearned premium reserves. A reconciliation of written premium to earned premium for Commercial Lines and Personal Lines is set forth on pages 11 and 14, respectively.
The Company evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the Company's P&C businesses is set forth on page 9.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin (not presented herein) is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.